UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2005

THE LUBRIZOL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-5263	34-0367600

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio	44092-2298

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 943-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1 The Lubrizol Company Annual Incentive Pay Award

Item 1.01. Entry into a Material Definitive Agreement

The Lubrizol Corporation Annual Incentive Plan was filed as Exhibit (10)(bb) to The Lubrizol Corporation Form 8-K dated December 13, 2004, and included the form of Annual Incentive Award Letter. We are amending the original filing to include the approved 2005 performance measures for awards under The Lubrizol Corporation Annual Incentive Plan with respect to EBITDA, Divestitures, Capital Management and Organizational Performance. Participants in the Annual Incentive Plan are officers of The Lubrizol Corporation and other key employees as approved by the Organization and Compensation Committee.

The form of Annual Incentive Pay Award Letter with the approved performance measures is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibit is furnished herewith:

10.1	The Lubrizol Corporation Annual Incentive Pay Award Letter

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION

Date February 23, 2005
	By:	/s/ Leslie M. Reynolds

Name: Leslie M. Reynolds
Title: Corporate Secretary and Counsel

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